SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

December 31, 2007

NATURAL NUTRITION, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-27569	65-0847995
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

109 North Post Oak Lane, Suite 422, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement.

Effective as of December 31, 2007, Natural Nutrition, Inc., a Nevada corporation (“NN”) entered into a Purchase Agreement (the “Agreement”) with Corporate Strategies, Inc., a Texas corporation (“Seller”) and CSI Business Finance, Inc., a Texas corporation and wholly-owned subsidiary of the Company (together with NN, the “Company”) pursuant to which the Seller conveyed, transferred and assigned to the Company all of its title to and rights in Seller’s ten percent (10%) interest in the total issued and outstanding capital stock of Interactive Nutrition International, Inc., a company organized under the laws of Canada (“INII”) in exchange for the conveyance, transfer and assignment to the Seller by the Company of certain Notes held by the Company (as such term is defined in the Agreement) plus a cash payment equal to One Hundred Ninety-Eight Thousand Eight Hundred Ninety-Nine Dollars and Ten Cents ($198,899.10). In addition, NN assumed payment for all of the Seller’s office lease, equipment payments and any other payments related to the office space at 109 N. Post Oak Lane, Suite 422, Houston, Texas 77024 for the remainder of the lease term and any renewals. Commencing on January 1, 2008 until December 31, 2008, the Seller will pay to NN Five Thousand Dollars ($5,000) per month for bookkeeping and other office services payable on the first (1st) business day of each month, in advance. As a result of this transaction, NN now owns one hundred percent (100%) of the total issued and outstanding capital stock of INII. A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 1, 2008, the Board of Directors of NN accepted the resignation of Wm. Chris Mathers from his positions as Chief Financial Officer and Chief Operating Officer of NN. Mr. Timothy J. Connolly, NN’s current Chief Executive Officer, shall serve as interim Chief Financial Officer, effective as of January 1, 2008.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit No. Description:

Exhibit	Description	Location

10.1	Purchase Agreement, dated effective as of December 31, 2007, by and among Natural Nutrition, Inc., CSI Business Finance, Inc. and Corporate Strategies, Inc.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2008	NATURAL NUTRITION, INC.

	By:	/s/ Timothy J. Connolly
	Name:	Timothy J. Connolly
	Title:	Chief Executive Officer and Interim Chief Financial Officer